Dave Meador, Executive Vice President and CFO February 4, 2013 Business Update Exhibit 99.1

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, increased thefts of electricity and gas and high levels of uncollectible accounts receivable; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the potential for increased costs or delays in completion of significant construction projects; the uncertainties of successful exploration of unconventional gas and oil resources and challenges in estimating gas and oil reserves with certainty; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and DTE Electric’s 2011 Forms 10-K and 2012 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. Cautionary Note – The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE Energy’s 2011 Form 10-K, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain this Form from the SEC by accessing its website at www.sec.gov or by calling 1-800-SEC-0330. 2

• Overview • Utility Growth • Non - Utility Growth • Summary 3

Electric Gas DTE Energy is an Integrated Energy Company Complementary Non-Utility Businesses Strong, Stable and Growing Utilities • Electric generation and distribution • 2.1 million customers • Fully regulated by Michigan Public Service Commission (MPSC) • Natural gas distribution • 1.2 million customers • Fully regulated by MPSC ~80% of DTE Energy’s 2011 Earnings 4 Gas Storage & Pipelines Power & Industrial Projects Energy Trading ~20% of DTE Energy’s 2011 Earnings Transport and store natural gas Generate economic value and provide strategic benefits Own and operate energy related assets

5%-6% Average Annual EPS Growth Attractive Dividend Investment Thesis DTE Energy has a plan it believes will provide 5% - 6% long-term operating EPS growth, an attractive dividend yield and a strong balance sheet – Utility growth plan driven by mandated investments – Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns – Plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry, with a focus on customer affordability – Meaningful, low-risk growth opportunities in non- utility businesses continue to provide diversity in earnings and geography 5

Detroit Edison MichCon DTE Electric DTE Gas We are transitioning to one DTE Energy brand for our two utilities 6

2008A 2009A 2010A 2011A 2012E 2013E 2014E 2015E 2016E 2017E 7 Targeting 5% - 6% long-term operating EPS* growth * Reconciliation to GAAP reported earnings included in the appendix $2.12 $2.89 (dollars) EPS* CAGR = ~7%

8 Michigan launches public process for gathering information on future energy policy • Seven public forums will be held throughout the state from February to April 2013 hosted by MPSC Chairman and Michigan Energy Office Director • Website also launched to gather input from the public (www.michigan.gov/energy) • Gathered information will be compiled and draft reports will be issued for public feedback in October – November 2013 • Final report versions will be released in December 2013 o Reports will be strictly informational and will not advocate for or recommend any particular outcome or policy • DTE will actively participate in the process through a formal written report / testimony • We are confident the process will be successful for the state and productive for DTE Energy

Michigan economic indicators highlight continued recovery 9 Ranked Michigan #1 for job growth Ranked Michigan #2 in Economic Health Michigan #7 up from #49 on Corporate Income Tax ranking 2009 2010 2011 2012 2013E 1,144 1,578 1,912 2,249 2,376 Increased Auto Production (000s) 2009 2010 2011 2012 2013E 13.4% 12.6% 10.3% 8.9% 8.3% Lower Unemployment Rate 2009 2010 2011 2012 2013E 6.7 8.7 9.8 11.8 15.5 Housing Starts Up (000s) Source: Auto and housing statistics from IHS; unemployment rate from Bureau of Labor Statistics with forecast from DTE Energy

• Overview • Utility Growth • Non - Utility Growth • Summary 10

11 Electric Utility Planned 2013 – 2017 Investment Profile Base Infrastructure $4.7 billion Renewable Energy & Energy Efficiency $500 million Environmental Compliance $1.2 billion • Investments to meet evolving environmental requirements • $350 million investment in 2013 • Investments to ensure reliability of plants and distribution systems • $950 million investment in 2013 • Renewable generation to meet 10% Michigan standard by 2015 • $200 million investment in 2013

Two wind parks successfully came online in 2012 with construction underway on a third park 12 Gratiot Wind Energy 212 MW Wind online March 2012 102 MW (64 turbines) owned and operated by Electric Utility Echo Wind Park 110 MW Wind 2013 Construction ~$250 million capital investment Thumb Wind Parks 110 MW Wind online December 2012 ~$250 million capital investment

13 Long-term units 4,410 Medium-term units 2,420 Short-term units 310 DTE Coal Fleet Plans through 2020 (MW of Capacity) Dry sorbent injection (DSI) technology and Reduced Emissions Fuel (REF) enables coal plants to achieve environmental compliance Long-term units • Continued long-term investment • Part of fleet for at least 20 years Medium-term units • May face retirement after 2020 Short-term units • DSI not economical; likely to be retired in the next few years

Main Renewal, Meter Move-Out & Pipeline Integrity $400 million Base Infrastructure $650 million 14 Gas Utility Planned 2013 – 2017 Investment Profile • Strengthen and expand distribution system • $130 million investment in 2013 • Capital recovered through proposed Infrastructure Recovery Mechanism (IRM) • $80 million investment in 2013

2015 2014 Delay rate case filings at both utilities through strategies that maintain financial health and customer affordability 2013 15 • Continued cost control in 2013 and beyond • Amortize regulatory liability* to income • Securitization surcharge** ends; headroom for new base rates • Settlement order in 2012 with proposed Infrastructure Recovery Mechanism (IRM) order expected by April 2013 • IRM and continued cost control could delay need for new rates * $127 million revenue decoupling mechanism refund ** ~$300 million Fermi 2 securitization bond surcharge Electric Strategy “Bridge to 2015” Gas Strategy “Recover infrastructure investment”

Over the past several years, DTE Energy has been an industry leader in O&M cost management 16 * Source: SNL Financial, FERC Form 1; major US Electric Utilities with O&M > $800 million; excluding fuel and purchase power ** Source: SNL Financial, FERC Form 2; gas distribution companies with greater than 300,000 customers Avg. 23% DTE DTE 2007 – 2011 Change in O&M Costs Gas Utilities** Electric Utilities* 55% -1% 64% -15% -3% Avg. 20%

Continuous improvement initiatives driving increases in customer satisfaction at both utilities DTE 2012 ranking High Low DTE 2008 ranking DTE 2012 ranking High Low DTE 2008 ranking 17 Midwest Electric Utility Ranking (JD Power) Midwest Gas Utility Ranking (JD Power)

• Overview • Utility Growth • Non - Utility Growth • Summary 18

Gas Storage & Pipelines developing an asset portfolio with multiple growth platforms 19

20 Gas Storage & Pipelines Platform Overview Wood-fired Plant Cassville, WI Proposed NEXUS Gas Transmission • ~$1.5 billion investment; DTE ~$500 million • In-service target of late 2016 • Non-binding open season closed November 2012; strong market interest expressed Storage & Vector Platforms • Includes Michigan storage facilities and Vector pipeline • Continue to optimize operations and renew long-term contracts Bluestone • Initial lateral and gathering in- service November 2012 • Remaining lateral in-service 1Q 2013 Millennium Pipeline & Expansions • Capacity expansions underway • First expansion in-service 1Q 2013 Marcellus Platform Utica Platform Gas Storage NEXUS Gas Transmission Bluestone Pipeline

21 Power & Industrial Projects Overview Coke Battery - Detroit, MI Wood-fired Plant Cassville, WI • REF reduces mercury and NOx emissions from coal-fired plants • Builds on skill in capturing value from tax credits and other incentives • Total of 9 REF units in service Industrial Energy Services • Coke and pulverized coal production for steel customers • On-site energy services at industrial sites; 33 projects in 11 states • Own 5 wood-fired power plants (4 operational; 1 in construction) • 21 landfill gas projects Renewable Energy Reduced Emissions Fuels Wood-fired Plant, Mt. Poso Reduced Emissions Fuel Plant

DTE Energy

REF earnings growth driven by relocations and continued optimization


(millions)
2012 E
~$40
2013 E
~$50
2014 - 2017 E
$60 - $65

- Operations and volume on target at five placed units
- One unit successfully relocated by year end

- Relocate three units
- Optimize existing operations

- Continued optimization of operations
- Potential for increased volume through additional relocations

22

• Overview • Utility Growth • Non - Utility Growth • Summary 23

Summary 24 • Long-term plan supports 5% - 6% operating EPS growth • Focused regulatory strategy, coupled with improved operational excellence and customer satisfaction, enables meaningful growth at the utilities • Solid earnings growth at non-utility businesses • Gas Storage & Pipelines developing growth platforms • Power & Industrial growth through acquisitions and expansion of existing portfolio • Current equity issuance plan is supported by the successful monetization of Barnett and Marble Falls shale assets

Contact Us 25 DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030

Appendix

Orjiakor Isiogu Commissioner Appointed: 9/9/07 Term Ends: 7/2/13 (Democrat) Greg White Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 (Independent) Source: MPSC website - www.michigan.gov/mpsc - Jan. 2010 • The Michigan Public Service Commission is composed of three members appointed by the Governor with the advice and consent of the Senate. • Commissioners are appointed to serve staggered six-year terms. • No more than two Commissioners may represent the same political party. • One commissioner is designated as chairman by the Governor. 27 Michigan Public Service Commission (MPSC) John Quackenbush Chairman Appointed: 9/15/11 Term Ends: 7/2/17 (Republican)

Gas Storage & Pipeline Overview 28 Corning Empire Bluestone Millennium Pipeline – 26.25% Bluestone Pipeline & Gathering Utica Shale Gas Storage Nexus • Average contract term of 5 years • 91 Bcf of storage capacity in Michigan • Fully contracted • 182 miles of pipe; 0.53 Bcf/d capacity • Expanding capacity to 0.8 Bcf/d in 2013 • Fully contracted (4 year avg. term) • 348 miles of pipe; 1.3 Bcf/d capacity • Partnering with Enbridge and Spectra • ~ $1.5 billion investment • Initial capacity of 1 Bcf/d; in-service 2016 Vector Pipeline – 40% DTE Gas Storage Proposed Nexus Gas Transmission • Initial lateral and gathering in-service November 2012; 0.28 Bcf/d capacity • Remaining lateral in-service Q1 2013

Initial gathering Gas Storage & Pipelines Bluestone pipeline & gathering update 29 • Right-of-way and permitting complete • Initial lateral and gathering in-service November 2012 • Remaining lateral in-service Q1 2013 • Anchor customer is Southwestern Energy • Capacity of 0.28 Bcf/d Bluestone Project • 180,000 acres within 5 miles of Bluestone • Discussions with other producers underway • NY expected to lift drilling moratorium in 2013 Additional Gathering Opportunities

Proposed Nexus Gas Transmission Project Location: Northeast Ohio to Vector pipeline in Michigan; utilize Vector pipeline to extend to Ontario market Partner Companies: DTE Energy, Enbridge and Spectra Energy; Memorandum of Understanding executed; proposed equal ownership interest Length: ~ 250 miles Capacity: At least 1 Bcf/d Projected In-Service: With FERC approval in 2015, expect in-service by late 2016 Estimated Cost: ~ $1.5 billion Project Overview 30

Reconciliation of 2008 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2008 — **Net Income ($ millions)**

2008	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other	Synfuel
Reported Earnings	$546	$331	$85	$38	$84	$40	$42	($94)	$20
Performance Excellence Process	6	-	4	-	-	1	1	-	-
Core Barnett Sale	(81)	-	-	-	(81)	-	-	-	-
Antrim hedge	13	-	-	-	-	-	-	13	-
Barnett Lease impairment	5	-	-	-	5	-	-	-	-
Crete Sale - Tax True up	2	-	-	-	-	-	-	2	-
Synfuel Discontinued Operations	(20)	-	-	-	-	-	-	-	(20)
Operating Earnings	$471	$331	$89	$38	$8	$41	$43	($79)	$ -

2008 — **$EPS**

2008	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other	Synfuel
Reported Earnings	$3.34	$2.03	$0.52	$0.23	$0.52	$0.25	$0.26	($0.59)	$0.12
Performance Excellence Process	0.05	-	0.03	-	-	0.01	0.01	-	-
Core Barnett Sale	(0.50)	-	-	-	(0.50)	-	-	-	-
Antrim hedge	0.08	-	-	-	-	-	-	0.08	-
Barnett Lease impairment	0.03	-	-	-	0.03	-	-	-	-
Crete Sale - Tax True up	0.01	-	-	-	-	-	-	0.01	-
Synfuel Discontinued Operations	(0.12)	-	-	-	-	-	-	-	(0.12)
Operating Earnings	$2.89	$2.03	$0.55	$0.23	$0.05	$0.26	$0.27	($0.50)	$ -

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